                                 EXHIBIT INDEX

Exhibit     Description of Document
Number

EX-99.a1    Articles of Incorporation of American Century Avanti Funds, Inc.
            dated November 17, 2000 (filed as Exhibit a to the Initial
            Registration Statement on Form N-1A of the Registrant, File No.
            333-53988, filed on January 19, 2001, and incorporated herein by reference).

EX-99.a2    Articles of Amendment dated March 5, 2001.

EX-99.a3    Articles Supplementary dated March 5, 2001.

EX-99.b     By-Laws of American Century Avanti Funds, Inc. (filed as Exhibit b to the Initial Registration Statement on Form N-1A of the
            Registrant, File No. 333-53988, filed on January 19, 2001, and incorporated herein by reference).

EX-99.d     Management Agreement between American Century Avanti Funds, Inc. and
            American Century Investment Management, Inc. (to be filed by amendment).

EX-99.e     Distribution Agreement between American Century Avanti Funds, Inc.
            Inc. and American Century Investment Management, Inc. (to be filed by amendment).

EX-99.g1    Global Custody Agreement between The Chase Manhattan Bank and the
            Twentieth Century and Benham Funds, dated August 9, 1996 (filed electronically as Exhibit 8 to Post-Effective Amendment No. 31 to
            the Registration Statement on Form N-1A of American Century
            Government Income Trust, File No. 2-99222, filed on February 7,
            1997, and incorporated herein by reference).

EX-99.g2    Amendment to Global Custody Agreement between The Chase Manhattan
            Bank and the Twentieth Century and Benham Funds dated December 9,
            2000 (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the
            Registration Statement on Form N-1A of American Century Variable
            Portfolios II, Inc., File No. 333-46922, filed on January 9, 2001, and incorporated herein by reference).

EX-99.g3    Master Agreement by and between American Century Services
            Corporation (formerly known as Twentieth Century Services, Inc.) and
            Commerce Bank, N.A. dated January 22, 1997 (filed as Exhibit 8e to
            Post-Effective Amendment No. 76 to the Registration Statement on
            Form N-1A of American Century Mutual Funds, Inc., File No. 33-14213,
            filed on February 28, 1997, and incorporated herein by reference).

EX-99.h1    Transfer Agency Agreement between American Century Avanti Funds,
            Inc. and American Century Services Corporation, (to be filed by amendment).

EX-99.h2    Credit Agreement between American Century Funds and The Chase
            Manhattan Bank as Administrative Agent dated as of December 21, 1999
            (filed as Exhibit h3 to Post-Effective Amendment No. 29 to the
            Registration Statement on Form N-1A of American Century California
            Tax-Free and Municipal Funds, File No. 2-82734, filed on December
            29, 1999, and incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel (filed as Exhibit i to the Initial
            Registration Statement on Form N-1A of the Registrant, File No.
            333-53988, filed on January 19, 2001, and incorporated herein by reference).

EX-99.j1    Consent of Deloitte & Touche LLP (to be filed by amendment).

EX-99.j2    Power of Attorney dated November 18, 2000 (filed electronically as
            Exhibit j2 to the Initial Registration Statement on Form N-1A of the
            Registrant, File No. 333-53988, filed on January 19, 2001, and incorporated herein by reference).

EX-99.p1    American Century Investments Code of Ethics for American Century
            Avanti Funds, Inc. (to be filed by amendment).